UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2014
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	001-00652	54-0414210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9201 Forest Hill Avenue, Richmond, Virginia		23235
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Universal Corporation issued a press release on August 7, 2014, discussing its results for the quarter ended June 30, 2014. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”), the Company’s shareholders (i) elected each of the persons listed below as a director for a term of three years, (ii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015, and (iv) approved the Universal Corporation Amended and Restated Executive Officer Annual Incentive Plan.
As of June 13, 2014, the Company had 23,197,432 outstanding shares of common stock, each of which was entitled to one vote per share. The majority of shares entitled to vote constituted a quorum at the 2014 Annual Meeting.
The Company’s shareholders voted as follows at the 2014 Annual Meeting:

Proposal 1 – Election of Directors

	For	Withheld	Broker Non-Votes

George C. Freeman, III	18,597,202	276,051	2,638,085

Lennart R. Freeman	18,488,724	384,529	2,638,085

Eddie N. Moore, Jr.	18,670,138	203,115	2,638,085

Messrs. G. Freeman, L. Freeman and Moore were elected to three-year terms. The terms of office of the following directors continued after the 2014 Annual Meeting: John B. Adams, Jr., Diana F. Cantor, Chester A. Crocker, Charles H. Foster, Jr., Thomas H. Johnson, and Robert C. Sledd.

Proposal 2 – Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

17,929,857	816,744	126,651	2,638,085

Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2015

For	Against	Abstain	Broker Non-Votes

21,320,251	107,179	83,908	0

Proposal 4 – Approval of the Universal Corporation Amended and Restated Executive Office Annual Incentive Plan

For	Against	Abstain	Broker Non-Votes

18,300,123	396,809	176,321	2,638,085

No other matters were voted upon at the 2014 Annual Meeting.

Item 8.01.	Other Events.

On August 5, 2014 the Company issued a press release announcing quarterly dividends for the Company’s common stock and preferred stock. The press release is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference.
On August 5, 2014, the Board of Directors appointed Charles H. Foster, Jr. to serve as the Company’s Lead Independent Director, effective August 5, 2014. Mr. Foster will serve as Lead Independent Director until the next annual meeting of the Board of Directors to be held in August, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated August 7, 2014, announcing results for the quarter ended June 30, 2014.*
	99.2	Press release dated August 5, 2014, announcing quarterly dividends.*
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*Filed Herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	August 7, 2014	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

99.1	Press release dated August 7, 2014, announcing results for the quarter ended June 30, 2014.*
99.2	Press release dated August 5, 2014, announcing quarterly dividends.*
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*Filed Herewith